Class A Shares (TCBAX)

Class I Shares (TCBIX)

(a series of Northern Lights Fund Trust III)

Supplement dated September 21, 2017
to the SAI dated February 1, 2017

Effective October 1, 2017, the Fund’s adviser, Stonebridge Capital Advisors, LLC (the “Adviser”) has agreed to reduce its management fee from 1.25% to 1.00%. Additionally, the Adviser has agreed to reduce the Fund’s expense limitation applicable to Class A shares from 1.90% to 1.65 and Class I shares from 1.65% to 1.40% of the Fund’s average net assets.

Accordingly, the following sections of the Fund’s SAI have been amended or restated, as shown below.

The section entitled “Investment Adviser” on pages 24-25 of the SAI is replaced with the following:

The Adviser. Stonebridge Capital Advisors, LLC, 2550 University Avenue West, Suite 180 South, Saint Paul, Minnesota 55114, serves as investment adviser to the Fund. Subject to the authority of the Board of Trustees, the Adviser is responsible for management of the Fund's investment portfolio. The Adviser is responsible for selecting the Fund's investments according to the Fund's investment objective, policies and restrictions. The Adviser was established in 1997 for the purpose of advising individuals and institutions. As of September 30, 2016, it had approximately $975 million in assets under management.

Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Adviser receives, on a monthly basis, an annual advisory fee from the Fund equivalent to 1.00% of the Fund's average daily net assets. The Advisory Agreement continued in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The Advisory Agreement may be terminated without penalty on no more than 60 days’ written notice by a vote of a majority of the Trustees or the Adviser, or by holders of a majority of that Trust's outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment.

The Adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until January 31, 2019, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) will not exceed 1.65% and 1.40% of the Fund’s average daily net assets for its Class A and Class I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. These agreements may be terminated only by the Trust’s Board of Trustees, on 60 days’ written notice to the Adviser. Fee waiver and reimbursement arrangements can decrease a Fund's expenses and boost its performance.

The table below provides information about the advisory fees paid to the Adviser by the Fund for the fiscal years ended September 30, 2014, September 30, 2015 and September 30 2016:

Year	Management Fee	Fees Earned by the Adviser	Advisory Fees Waived	Net Fees Earned by the Adviser	Expenses Reimbursed
September 30, 2014	1.25%	$213,795	$153,469	$60,326	-
September 30, 2015	1.25%	$350,689	$119,761	$230,928	-
September 30, 2016	1.25%	$390,819	$108,863	$281,956	-

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You should read this Supplement in conjunction with the Statement of Additional Information, dated February 1, 2017, which provide information that you should know about the Fund before investing. This document is available upon request and without charge by calling the Fund toll-free at 1-855-525-2151.

Please retain this Supplement for future reference.